UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): March 29, 2007

HEALTHCARE ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32587	20-2726770
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2116 Financial Center 666 Walnut Street
Des Moines, Iowa	50309
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (515) 244-5746

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On January 22, 2007, Healthcare Acquisition Corp. (“HAQ”) announced that it and its wholly-owned subsidiary, PAI Acquisition Corp. (“PAI”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with PharmAthene, Inc., a Delaware corporation (“PharmAthene”), pursuant to which PAI will merge into PharmAthene and PharmAthene will become a wholly-owned subsidiary of HAQ. On February 9, 2007, HAQ filed a Preliminary Proxy on Schedule 14A with the Securities and Exchange Commission with respect to the special meeting of its stockholders it will call to approve the Merger Agreement and the transactions contemplated by the Merger Agreement.

On March 29, 2007, PharmAthene issued the attached press release related to its Valortim product.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits:
	Exhibit 99.1	Press release dated March 29, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2007	HEALTHCARE ACQUISITION CORP.

	By:	/s/ Matthew P. Kinley

Matthew P. Kinley President